Basis of Presentation and Summary of Significant Accounting Policies (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Organizational and offering costs incurred including those due to the Advisor
Cumulative offering costs - Private and Public Offerings	$ 130,553	$ 53,915
Cumulative organizational costs - Private and Public Offerings	811	552
Organizational and offering costs advanced by and due to the Advisor	$ 0	$ 280